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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               TRANSGENOMIC, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                     DELAWARE                        91-1789357
             -----------------------             -------------------
             (State of incorporation             (IRS Employer
             or organization)                    Identification No.)

                             5600 SOUTH 42ND STREET
                                 OMAHA, NE 68107
                                 (402) 738-5480
                    ----------------------------------------
                    (Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                Name of each exchange on which
     to be so registered                each class is to be registered
     -------------------                ------------------------------

     None

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. / /

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. /X/

Securities Act registration statement file number to which this form relates (if applicable):

     333-32174

Securities to be registered pursuant to Section 12(g) of the Act:

     Common Stock, $0.01 par value per share

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Item 1.   DESCRIPTION OF SECURITIES TO BE REGISTERED

          See "Description of Securities" in Amendment No. 4 to our Registration Statement on Form S-1 (Registration No. 333-32174) filed with the Securities and Exchange Commission (the "Commission") on July 6, 2000, as amended prior to the effective date thereof (collectively, the "Registration Statement"). The form of Prospectus filed by us pursuant to Rule 424(b) promulgated under the Securities Act of 1933, as amended, shall be deemed to be incorporated by reference into the Registration Statement.

Item 2.   EXHIBITS

          1. Second Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to Amendment No. 1 to the Registration Statement on Form S-1 (No. 333-32174) filed by the Registrant on May 17, 2000).

          2.   Bylaws of the Registrant (incorporated by reference to Exhibit
               3.2 to Registration Statement on Form S-1 (No. 333-32174) filed by the Registrant on March 10, 2000).

          3. Form of Certificate of Common Stock (incorporated by reference to Exhibit 4 to Registration Statement on Form S-1 (No. 333-32174) filed by the Registrant on March 10, 2000).

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                                    SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                        TRANSGENOMIC, INC.



                                        By /s/ Collin J. D'Silva
                                           -------------------------------
                                           Collin J. D'Silva, Chairman and
                                           Chief Executive Officer

Dated: July 10, 2000